Subsequent Events	6 Months Ended
Apr. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
NOTE 22:  SUBSEQUENT EVENTS
Termination of Merger Agreement with First Horizon Corporation
On May 4, 2023, the Bank and First Horizon Corporation (“First Horizon”) announced their mutual decision to terminate the previously announced merger agreement for the Bank to acquire First Horizon. Under the terms of the termination agreement, the Bank made a US$
225
million cash payment to First Horizon on May 5, 2023. The termination payment will be reported within the Corporate segment financial results for the third quarter ending July 31, 2023.
In connection
with the transaction, the Bank had invested US$
494
million in non-voting First Horizon preferred stock. During the current quarter, the Bank recognized a valuation adjustment loss
of $199 million on this investment based on

First
Horizon’s
common share price at the end of the quarter, recorded in Other Comprehensive Income. In accordance with the preferred shares purchase agreement and the terms of the preferred stock, subject to certain conditions, the preferred stock will convert into approximately
19.7
million common shares of First Horizon in the third quarter.
Prior to the announcement on May 4, 2023 to terminate the merger agreement, the Bank had implemented a strategy to mitigate the impact of interest rate volatility to capital on closing of the acquisition.
The Bank determined that the fair value of First Horizon’s fixed rate financial assets and liabilities and certain intangible assets would have been sensitive to interest rate changes. The fair value of net assets would have determined the amount of goodwill to be recognized on closing of the acquisition. Increases in goodwill and intangibles would have negatively impacted capital ratios because they are deducted from capital under OSFI Basel III rules. In order to mitigate this volatility to closing capital, the Bank de-designated certain interest rate swaps hedging fixed income investments in fair value hedge accounting relationships.
As a result of the de-designation, mark-to-market gains (losses) on these swaps were recognized in earnings, without any corresponding offset from the previously hedged investments. Such gains (losses) would have mitigated the capital impact from changes in the amount of goodwill recognized on closing of the acquisition. The de-designation
also triggered the amortization of the investments’ basis adjustment to net interest income over the remaining expected life of the investments.
For the three months and six months ended April 30, 2023, the Bank reported

($263)
 million and
($1,261)
 million, respectively, in non-interest income related to the mark-to-market
on the swaps, and
$
129
 million and $
251
 million, respectively, in net interest income related to the basis adjustment amortization. In addition, for the three months and six months ended April 30, 2023, the Bank reported $
311
 million and $
562

million, respectively, in non-interest income related to the net interest earned on the swaps.
Following the announcement on May 4, 2023 to terminate the merger agreement, the Bank discontinued this strategy and reinstated hedge accounting on the portfolio of fixed income investments.